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                                                                   EXHIBIT 10.40



                                 FORM OF WARRANT


THIS WARRANT AND ANY SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, "SECURITIES LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.


NO. XXX                                                           XXXXXXXXX,2006


                            SAVE THE WORLD AIR, INC.

                        WARRANT TO PURCHASE COMMON STOCK

             VOID AFTER 5:00 P.M. California Time on xxxxxxxxx, 2008

        THIS CERTIFIES that, for the value received, _xxxxxxxx_ (the "HOLDER") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date of this Warrant and on or prior to 5:00 p.m. California time on _xxxxxxxx_, 2008 (the "EXPIRATION TIME"), but not thereafter, to subscribe for and purchase, from SAVE THE WORLD AIR, INC., a Nevada corporation (the "COMPANY"), up to _xxxxxxxxx_ (_xxxxxx_) shares of the Company's Common Stock (the "SHARES") at a purchase price per share equal to $2.60 (the "EXERCISE PRICE").

        1. Exercise of Warrant.

           (a) The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time after the date hereof and before the Expiration Time by the surrender of this Warrant and the Notice of Warrant Exercise annexed hereto duly executed at the office of the Company, in North Hollywood, California (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of an amount equal to the aggregate Exercise Price for the number of Shares thereby purchased (by cash or by check or certified bank check payable to the order of the Company in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a stock certificate representing the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.


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           (b) Upon partial exercise of this Warrant, the Holder shall be entitled to receive from the Company a new Warrant in substantially identical form for the purchase of that number of Shares as to which this Warrant shall not have been exercised. Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

        2. No Fractional Shares or Scrip.

           No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If any adjustment to the Exercise Price hereunder should result in an Exercise Price of less than $0.01, such adjustment shall be rounded to the nearest $0.01.

        3. Charges, Taxes and Expenses. The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for Shares upon the exercise of this Warrant, and such certificates shall be issued in the name of the Holder of this Warrant.

        4. No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

        5. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of this Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, and upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver to the Holder, in lieu thereof, a new Warrant in substantially identical form and dated as of such cancellation.

        6. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business day.

        7. Merger, Reclassification, etc.

           (a) If at any time the Company proposes (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation or stock issuance) that results in the transfer of fifty percent (50%) or more of the then outstanding voting power of the Company; or (B) a sale of all or substantially all of the assets of the Company, then the Company shall give the Holder ten (10) days notice of the proposed effective date of the transaction. If this Warrant has not been exercised by the effective date of such transaction, this Warrant shall be exercisable into the kind and number of shares of stock or other securities or property of the Company or of the entity resulting from such merger or acquisition to which such Holder would have been entitled if immediately prior to such acquisition or merger, it had exercised this Warrant. The provisions of this Section 7(a) shall similarly apply to successive consolidations, mergers, sales or conveyances.



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           (b) If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares are subdivided or combined into a greater or smaller number of Shares, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

           (c) No adjustment on account of cash dividends or interest on the Shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

        8. Restrictions on Transfer.

           (a) In no event will the Holder make a disposition of this Warrant or the Shares unless and until, if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that appropriate action necessary for compliance with the Securities Act of 1933, as amended (the "Act") relating to sale of an unregistered security has been taken. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Shares shall terminate as to any particular Share when (i) such security shall have been sold without registration in compliance with Rule 144 under the Act, or (ii) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (iii) such security shall have been registered under the Act and sold by the Holder thereof in accordance with such registration.

           (b) Subject to the provisions of Section 8(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment at the principal office of the Company.

           (c) The stock certificates representing the Shares and any securities of the Company issued with respect thereto shall be imprinted with legends restricting transfer except in compliance with the terms hereof and with applicable federal and state securities laws.

        9. Miscellaneous.

           (a) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.



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           (b) Restrictions. The Holder acknowledges that the Shares acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

           (c) Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

           (d) Complete Agreement and Modifications. This Warrant constitutes the Company's and Holder's entire agreement with respect to the subject matter hereof and supersedes all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the Company and the Holder of this Warrant.

        IN WITNESS WHEREOF, SAVE THE WORLD AIR, INC. has caused this Warrant to be executed by its duly authorized representative dated as of the date first set forth above.

                                             SAVE THE WORLD AIR, INC.


                                             By
                                               ---------------------------------
                                             Name:  Eugene E. Eichler
                                             Title: Chief Executive Officer



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                           NOTICE OF WARRANT EXERCISE

TO:     SAVE THE WORLD AIR, INC.

        (1) The undersigned hereby elects to purchase ______________ shares of Common Stock (the "Shares") of Save the World Air, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

                 ----------------------------------------------
                                  (Print Name)

                 Address:

                 ----------------------------------------------

                 ----------------------------------------------

                 ----------------------------------------------

        (3) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

        (4) The undersigned represents and warrants that he or she is either (YOU MUST INITIAL ONE CHOICE AND FILL IN THE REQUESTED INFORMATION):

        __________FOR U.S. INVESTORS ONLY: an "accredited investor" as defined in Rule 501(a) of Regulation D, a copy of which definition the investor acknowledges receiving and reviewing, and resident of the State of _______________________; or


        __________FOR NON-U.S. PERSONS ONLY: not a "U.S. person" as defined in Rule 902 of Regulation S, a copy of which definition the investor acknowledges receiving and reviewing, and a citizen of the country of ____________________ and a resident of the country of
        ______________________,

and, in either case, makes the following further representation:

        I, THE UNDERSIGNED, REPRESENT THAT I HAVE A PRE-EXISTING PERSONAL OR BUSINESS RELATIONSHIP WITH THE COMPANY, ANY OFFICER, DIRECTOR OR CONTROLLING PERSON THEREOF OR HAVE, THROUGH MYSELF OR THROUGH MY UNAFFILIATED PROFESSIONAL ADVISER, THE BUSINESS OR FINANCIAL EXPERIENCE TO PROTECT MY INTERESTS IN CONNECTION WITH MY SUBSCRIPTION HERETO.

        FURTHER, I AM PURCHASING THE SECURITIES OFFERED HEREBY FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION THEREOF.

        (5) The undersigned accepts such shares subject to the restrictions on transfer set forth in the attached Warrant.


      --------------------                   --------------------------------
            (Date)                           (Signature)

                                             --------------------------------
                                             (Print Name)